AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

This Amendment to Registration Rights Agreement (this “Amendment”), dated October 11, 2006, is made by and among CyberDefender Corporation, a California corporation (the “Company”), and the several purchasers signatory hereto (each such purchaser, a “Purchaser” and, collectively, the “Purchasers”).

WHEREAS, the parties to this Amendment entered into that certain Registration Rights Agreement dated as of September 12, 2006 (the “Agreement”); and

WHEREAS, the parties to this Amendment desire to amend the Agreement as hereinafter provided;

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment agree as follows:

1.    The definition of Filing Date in Section 1 of the Agreement is hereby amended and restated in its entirety as follows:

“Filing Date” means, with respect to the initial Registration Statement required hereunder, October 31, 2006 and, with respect to any additional Registration Statements which may be required pursuant to Section 3(c), the 30th day following the date on which the Company first knows, or reasonably should have known that such additional Registration Statement is required hereunder.

2.    Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

CyberDefender Corporation

By: /s/ Gary Guseinov
Name: Gary Guseinov
Title: Chief Executive Officer

[PURCHASER SIGNATURES FOLLOW]

[PURCHASER SIGNATURE PAGE OF
AMENDMENT TO REGISTRATION RIGHTS AGREEMENT]

Purchasers:	Signature
Bushido Capital Master Fund, LP By: Louis Rabman Its: President	/s/ Louis Rabman
Pierce Diversified Strategy Master Fund LLC, Series BUS (6) By: Christopher Rossman Its: Attorney In Fact	/s/ Christopher Rossman
Camofi Master LDC By: Jeffrey M. Haas Its: Authorized Signatory	/s/ Jeffrey M. Haas
Richardson & Patel, LLP By: Kevin Friedmann Its: Partner	/s/ Kevin Friedmann
Commercial Construction Management, Inc. By: Brian Sutcliffe Its: President
Robert O’dell
Michael R. DeBaecke	/s/ Michael r. DeBaecke
Garrett S. Goggin
Robert Goggin
William J. Santora
Ricardo A. Salas
Brian E. and Christine Boyle	/s/ Brian E. Boyle
Walter Buckley